                              USA DETERGENTS, INC.


               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

No. 1                                                          350,000 Shares

                  USA Detergents, Inc., a Delaware corporation (the "COMPANY"), hereby certifies that Frederick R. Adler or his permitted assigns, is entitled to purchase from the Company, at any time or from time to time commencing on December 26, 2000 and ending at 5:00 P.M., New York City time, on December 26, 2002, three hundred fifty thousand (350,000) fully paid and non-assessable shares of the common stock, $.01 par value per share, of the Company for an aggregate purchase price of two million seven hundred fifty six thousand, two hundred fifty dollars ($2,756,250) (computed on the basis of $7.875 per share); provided, however, that any portion or all of such 350,000 shares of common stock may be so purchased prior to December 26, 2000 at any time on or after the occurrence of an Accelerating Event (as later defined), as provided in
Section 5 below. The Company is issuing and the Holder (as hereinafter defined) is purchasing this Warrant in consideration of the payment to the Company by the Holder of one hundred seventy-five thousand dollars ($175,000), which payment may be made in cash, the delivery of a promissory note executed by the Holder, or any other form or means mutually acceptable to Holder and the Company. As used herein, (i) the common stock, $.01 par value per share, of the Company, together with any other equity securities which may be issued by the Company with respect thereto or in substitution therefor, is referred to as the "COMMON STOCK," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to individually as a "WARRANT SHARE" and collectively as the "WARRANT SHARES," (iii) the aggregate purchase price payable for the Warrant Shares hereunder is referred to as the "AGGREGATE WARRANT PRICE," (iv) the price payable for each of the Warrant Shares hereunder is referred to as the "PER SHARE WARRANT PRICE," (v) this Warrant, all similar Warrants issued on the date hereof and all Warrants hereafter issued in exchange or substitution for this Warrant or such similar Warrants are referred to as the "WARRANTS," (vi) the holder of this Warrant is referred to as the "HOLDER" and the holder of this Warrant and all other Warrants or Warrant Shares issued upon the exercise of any Warrant are referred to as the "HOLDERS", and (vii) the period during which this Warrant is exercisable, including the period if any from and after an Accelerating Event, is referred to as the "EXERCISE PERIOD". The Aggregate Warrant Price is not subject to adjustment. The Per Share Warrant Price is subject to adjustment as hereinafter provided; in the event of any such adjustment, the number of Warrant Shares shall be adjusted by dividing the Aggregate Warrant Price by the Per Share Warrant Price in effect immediately after such adjustment.

                  1. EXERCISE OF WARRANT. (a) At any time or times during the Exercise Period, the Holder may exercise this Warrant, in whole or in part, as follows:




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                  (i) By presentation and surrender of this Warrant to the
         Company at the address set forth in Subsection 9(a) hereof, with the Subscription Form annexed hereto (or a reasonable facsimile thereof) duly executed and accompanied by payment of the Per Share Warrant Price for each Warrant Share to be purchased. Payment for Warrant Shares shall be made by cash, check payable to the order of the Company or by wire transfer to an account designated by the Company for such purpose; or

                  (ii) By presentation and surrender of this Warrant to the Company at the address set forth in Subsection 9(a) hereof, with a Cashless Exercise Form annexed hereto (or a reasonable facsimile thereof) duly executed (a "CASHLESS EXERCISE"). Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay all or any portion of the Aggregate Warrant Price. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Per Share Warrant Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 1(a)(ii), the then current market price per share of Common Stock at any date shall be deemed to be the average for the five consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange, the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported asked prices as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors.

                           (b) If this Warrant is exercised in part, this
Warrant must be exercised for a number of whole shares of the Common Stock, and the Holder is entitled to receive a new Warrant covering the Warrant Shares which have not been exercised and setting forth the proportionate part of the Aggregate Warrant Price applicable to such Warrant Shares. Upon such surrender of this Warrant, the Company will (i) issue a certificate or certificates, in such denominations as are requested for delivery by the Holder, in the name of the Holder for the largest number of whole shares of the Common Stock to which the Holder shall be entitled and, if this Warrant is exercised in whole, in lieu of any fractional share of the Common Stock to which the Holder shall be entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors of the Company shall determine), and (ii) deliver the other securities and properties receivable upon the exercise of this Warrant, or the proportionate part thereof if this Warrant is exercisable in part, pursuant to the provisions of this Warrant. The Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon

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such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

                  2. RESERVATION OF WARRANT SHARES; LISTING. The Company agrees that, prior to the expiration of this Warrant, the Company will at all times
(a) have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the shares of the Common Stock and other securities and properties as from time to time shall be receivable upon the exercise of this Warrant, free and clear of all restrictions on sale or transfer and free and clear of all preemptive rights and rights of first refusal and (b) keep the shares of the Common Stock receivable upon the exercise of this Warrant authorized for listing on such exchange upon notice of issuance.

                   3. PROTECTION AGAINST DILUTION. (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its capital stock in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of capital stock of the Company, the Per Share Warrant Price shall be adjusted so that the Holder upon the exercise hereof shall be entitled to receive the number of shares of Common Stock or other capital stock of the Company which he would have owned immediately following such action had such Warrant been exercised immediately prior thereto. An adjustment made pursuant to this Subsection 3(a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

                  (b) If, at any time or from time to time after the date of this Warrant, the Company shall issue or distribute to the holders of shares of Common Stock evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a subdivision, combination or reclassification, or dividend or distribution payable in shares of Common Stock, referred to in Subsection 3(a), and also excluding cash dividends or cash distributions paid out of net profits legally available therefor if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth) (any such nonexcluded event being herein called a "SPECIAL DIVIDEND"), the Per Share Warrant Price shall be adjusted by multiplying the Per Share Warrant Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (defined as the average for the five consecutive business days immediately prior to the record date of the daily closing price of the Common Stock as reported by the national securities exchange upon which the Common Stock is then listed or if not listed on any such exchange, the average of the closing prices as reported by the Nasdaq National Market, or if not then listed on the Nasdaq National Market, the average of the highest reported bid and lowest reported

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asked prices as reported by NASDAQ, or if not then publicly traded, the fair market price as determined by the Company's Board of Directors) less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, cash, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock and the denominator of which shall be such then current market price per share of Common Stock. An adjustment made pursuant to this Subsection 3(b) shall become effective immediately after the record date of any such Special Dividend.

                           (c) Except as provided in Subsection 3(e), in case
the Company shall hereafter issue or sell any shares of Common Stock for a consideration per share less than the Per Share Warrant Price on the date of such issuance or sale, the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing (i) the sum of (A) the number of shares of Common Stock outstanding immediately prior to such issuance or sale multiplied by the Per Share Warrant Price plus (B) the consideration received by the Company upon such issuance or sale by (ii) the total number of shares of Common Stock outstanding after such issuance or sale.

                           (d) Except as provided in Subsections 3(b) and 3(e),
in case the Company shall hereafter issue or sell any rights, options, warrants or securities convertible into Common Stock entitling the holders thereof to purchase Common Stock or to convert such securities into Common Stock at a price per share (determined by dividing (i) the total amount, if any, received or receivable by the Company in consideration of the issuance or sale of such rights, options, warrants or convertible securities plus the total consideration, if any, payable to the Company upon exercise or conversion thereof (the "TOTAL CONSIDERATION") by (ii) the number of additional shares of Common Stock issuable upon exercise or conversion of such securities) less than the then current Per Share Warrant Price in effect on the date of such issuance or sale, the Per Share Warrant Price shall be adjusted as of the date of such issuance or sale so that the same shall equal the price determined by dividing
(i) the sum of (A) the number of shares of Common Stock outstanding on the date of such issuance or sale multiplied by the Per Share Warrant Price plus (B) the Total Consideration by (ii) the number of shares of Common Stock outstanding on the date of such issuance or sale plus the maximum number of additional shares of Common Stock issuable upon exercise or conversion of such securities.

                           (e) No adjustment in the Per Share Warrant Price
shall be required in the case of (i) the issuance by the Company of options to purchase shares of Common Stock pursuant to the Company's 1995 Stock Option Plan and the Company's Non-Employee Directors Stock Option Plan and the issuance by the Company of shares of Common Stock upon the exercise of such options and (ii) the issuance by the Company of Common Stock pursuant to the exercise of any Warrant.

                           (f) In case of any capital reorganization or
reclassification, or any consolidation or merger to which the Company is a party other than a merger or

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consolidation in which the Company is the continuing corporation, or in case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The above provisions of this Subsection 3(f) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 20 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

                           (g) In case any event shall occur as to which the
other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Holders of Warrants representing the right to purchase a majority of the Warrant Shares subject to all outstanding Warrants may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holder of this Warrant and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

                           (h) No adjustment in the Per Share Warrant Price
shall be required unless such adjustment would require an increase or decrease of at least $0.10 per share of Common Stock; provided, however, that any adjustments which by reason of this Subsection 3(h) are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further, however, that adjustments

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shall be required and made in accordance with the provisions of this Section 3
(other than this Subsection 3(h)) not later than such time as may be required in order to preserve the tax-free nature of a distribution to the Holder of this Warrant or Common Stock issuable upon exercise hereof. All calculations under this Section 3 shall be made to the nearest cent or to the nearest 1/l00th of a share, as the case may be. Anything in this Section 3 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Per Share Warrant Price, in addition to those required by this Section 3, as it in its discretion shall deem to be advisable in order that any stock dividend, subdivision of shares or distribution of rights to purchase stock or securities convertible or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

                           (i) Whenever the Per Share Warrant Price is adjusted
as provided in this Section 3 and upon any modification of the rights of a Holder of Warrants in accordance with this Section 3, the Company shall promptly obtain, at its expense, a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of the Company) setting forth the Per Share Warrant Price and the number of Warrant Shares after such adjustment or the effect of such modification, a brief statement of the facts requiring such adjustment or modification and the manner of computing the same and cause copies of such certificate to be mailed to the Holders of the Warrants.

                           (j) If the Board of Directors of the Company shall
(i) declare any dividend or other distribution with respect to the Common Stock, other than a cash dividend subject to the first parenthetical in Subsection 3(b), (ii) offer to the holders of shares of Common Stock any additional shares of Common Stock, any securities convertible into or exercisable for shares of Common Stock or any rights to subscribe thereto, or
(iii) propose a dissolution, liquidation or winding up of the Company, the Company shall mail notice thereof to the Holders of the Warrants not less than 15 days prior to the record date fixed for determining stockholders entitled to participate in such dividend, distribution, offer or subscription right or to vote on such dissolution, liquidation or winding up.

                           (k) If, as a result of an adjustment made pursuant
to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Per Share Warrant Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

                  4. FULLY PAID STOCK; TAXES. The Company agrees that the shares of the Common Stock represented by each and every certificate for Warrant Shares delivered on the exercise of this Warrant shall, at the time of such delivery, be validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive

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rights or rights of first refusal, and the Company will take all such actions as may be necessary to assure that the par value or stated value, if any, per share of the Common Stock is at all times equal to or less than the then Per Share Warrant Price. The Company further covenants and agrees that it will pay, when due and payable, any and all Federal and state stamp, original issue or similar taxes which may be payable in respect of the issue of any Warrant Share or certificate therefor.

                   5. EARLIER EXERCISE UPON AN ACCELERATING EVENT. Notwithstanding anything to the contrary contained herein, at any time during the period commencing on or after the occurrence of an Accelerating Event and ending at 5:00 p.m., New York City time, on December 26, 2002, the Holder (which term, for purposes of this Section 5, shall include any of the heirs, successors or assigns of a Holder, as provided in Section 6 hereof) of any Warrant shall be entitled to purchase, in whole or in part, the Warrant Shares (or such other kind and amount of securities, cash or property as may be purchasable in substitution therefor as provided in Subsection 3(f) or (g) above) provided for in said Warrant, for the purchase price and under the terms contained herein. For purposes of this Warrant, the term "Accelerating Event" shall mean and include any of the following: (i) the sale by the Company of any of its securities, whether debt or equity, to any person, entity or group of persons or entities, in one transaction or a series of related transactions, resulting in gross proceeds to the Company of not less than $20 million, or any other form of investment in the Company (in one transaction or a series of related transactions) by any person, entity or group of not less than $20 million; or (ii) the reorganization, merger, combination, share exchange or consolidation of the Company with or into another corporation, or the merger, reorganization, combination, share exchange or consolidation of another corporation into the Company, with the effect that, immediately after such transaction, either (X) the stockholders of the Company in existence immediately prior to the transaction shall hold less than 80% of either (a) the equity ownership of the then outstanding securities of the surviving corporation or (b) the combined voting power of the then outstanding securities of the surviving corporation having the right to vote generally in the election of directors, or (Y) any person, entity or group of persons or entities shall have become the beneficial owner of securities of the surviving corporation of such transaction representing 20% or more of either (a) the equity ownership of the then outstanding securities of the surviving corporation or (b) the combined voting power of the then outstanding securities of the surviving corporation having the right to vote generally in the election of directors, or
(Z) a change in control, directly or indirectly, of the Company shall have occurred; or (iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all the assets of the Company to any person, entity or group of persons or entities; or (iv) the death of Holder or disability (mental or physical) for a period of ninety consecutive days of Holder; or (v) the occurrence of any event or issuance of any securities contemplated by the provisions of this Section 5 but not expressly provided for herein.

                  6. LIMITED TRANSFERABILITY. This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the

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Act. The Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants. All Warrants issued upon the transfer or assignment of this Warrant will be dated the same date as this Warrant, and all rights of the Holder thereof shall be identical to those of the Holder. Notwithstanding the foregoing, this Warrant may be transferred, by will, laws of decedent and distribution, or by operation of law, to and may be exercised by, the heirs, successors, assigns and/or legal representatives of Holder (as if any such person or entity were the Holder hereof) upon the Holder's death or disability.

                   7. LOSS, ETC., OF WARRANT. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

                   8. WARRANT HOLDER NOT SHAREHOLDER. Except as otherwise provided herein, this Warrant does not confer upon the Holder any right to vote or to consent to or receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, or any other rights or liabilities as a stockholder, prior to the exercise hereof.

                   9. NOTICES. All notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or by facsimile transmission, or sent by recognized overnight courier or by certified mail, return receipt requested, postage paid, to the parties hereto as follows:

                           (a) if to the Company at 1735 Jersey Avenue, North
                  Brunswick, New Jersey 08902, Att.: President, facsimile no. (732 246-8833), or such other address as the Company has designated in writing to the Holder,

                           (b) if to the Holder at 1520 South Ocean Boulevard,
                  Palm Beach, Florida 33480, facsimile no. (561) 659-7995 or such other address or facsimile number as the Holder has designated in writing to the Company.

                  10. HEADINGS. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

                  11. APPLICABLE LAW. This Warrant shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.

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                  IN WITNESS WHEREOF, USA Detergents, Inc. has caused this
Warrant to be signed by its Chief Executive Officer and its corporate seal to be hereunto affixed and attested by its Secretary as of this 26th day of December, 1997.


                                 USA DETERGENTS, INC.



                                 By: /s/ Uri Evan
                                     --------------------------------------
                                        Uri Evan, Chief Executive Officer

ATTEST:
      Daniel Bergman
-------------------------------------
         Secretary

[Corporate Seal]

                                   ASSIGNMENT


                  FOR VALUE RECEIVED ____________________________ hereby sells, assigns and transfers unto __________________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _______________________, attorney, to transfer said Warrant on the books of
_________________________.

Dated: ________________________    Signature:___________________________

                                   Address: ____________________________



                               PARTIAL ASSIGNMENT


                  FOR VALUE RECEIVED __________________________ hereby assigns and transfers unto ____________________________ the right to purchase ______________ shares of the Common Stock of _________________________ covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer that part of said Warrant on the books of ______________________________.

Dated: ________________________    Signature:___________________________

                                   Address: ____________________________

                               SUBSCRIPTION FORM
     (To be executed upon exercise of Warrant pursuant to Section 1 (a)(i))


                  The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant for, and to purchase thereunder, ______________ shares of Common Stock, as provided for in Section 1(a)(i), and tenders herewith payment of the purchase price in full in the form of cash, check or wire transfer in the amount of $___________.

                  Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                                   Name
                                       --------------------------------------

                                   (Please Print Name, Address and Social
                                   Security No.)

                                   Address
                                          -----------------------------------

                                          -----------------------------------



                                   Social
                                         ------------------------------------
                                   Security Number

                                   Signature
                                             --------------------------------
                                   NOTE:             The above signature
                                                     should correspond exactly
                                                     with the name on the first
                                                     page of this Warrant or
                                                     with the name of the
                                                     assignee appearing in the
                                                     assignment form below.

                                   Date
                                        -------------------------------------


                  And if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                             CASHLESS EXERCISE FORM
                    (To be executed upon exercise of Warrant
                         pursuant to Section 1(a)(ii))


                  The undersigned hereby irrevocably elects to surrender _________ shares purchasable under this Warrant for such shares of Common Stock issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within Warrant, as provided for in Section 1(a)(ii) of such Warrant.

                  Please issue a certificate or certificates for such Common Stock in the name of, and pay cash for fractional shares to:

                                   Name
                                       --------------------------------------

                                   (Please Print Name, Address and Social
                                   Security No.)

                                   Address
                                          -----------------------------------

                                          -----------------------------------



                                   Social
                                         ------------------------------------
                                   Security Number

                                   Signature
                                             --------------------------------
                                   NOTE:             The above signature
                                                     should correspond exactly
                                                     with the name on the first
                                                     page of this Warrant or
                                                     with the name of the
                                                     assignee appearing in the
                                                     assignment form below.

                                   Date
                                        -------------------------------------


                  And if said number of shares shall not be all the shares exchangeable or purchasable under the within Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of the shares purchasable thereunder.